STATEMENT OF ADDITIONAL INFORMATION

                              HERITAGE INCOME TRUST

                              HIGH YIELD BOND FUND
                          INTERMEDIATE GOVERNMENT FUND


      This Statement of Additional Information ("SAI") dated February 2, 2004 as supplemented March 4, 2004, should be read in conjunction with the Prospectus dated February 2, 2004 describing the shares of the High Yield Bond and Intermediate Government Funds of Heritage Income Trust (the "Trust"). Each fund offers Class A and Class C shares. Class B shares may only be acquired through exchange from another Heritage mutual fund and dividend reinvestments.

      This SAI is not a prospectus itself. The SAI is incorporated by reference into the funds' Prospectus, in other words, this SAI is legally part of the funds' Prospectus.

      The financial statements for the Trust for the fiscal year ended September 30, 2003 are herein incorporated by reference to the funds' Annual Report to Shareholders dated September 30, 2003. To receive a copy of the funds' Prospectus or annual and semiannual reports to shareholders, write to Heritage Asset Management, Inc. at the address below or call (800) 421-4184.



                         HERITAGE ASSET MANAGEMENT, INC.
                              880 Carillon Parkway
                          St. Petersburg, Florida 33716

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
I.    GENERAL INFORMATION....................................................1
II.   INVESTMENT INFORMATION.................................................1
      A.  Investment Policies, Strategies and Risks..........................1
      B.  Industry Classifications..........................................19
III.  INVESTMENT LIMITATIONS................................................19
      A.  Fundamental Policies..............................................19
      B.  Nonfundamental Policies...........................................20
IV.   NET ASSET VALUE.......................................................20
V.    PERFORMANCE INFORMATION...............................................21
VI.   INVESTING IN THE FUNDS................................................25
      A.  Periodic Investment Program.......................................25
      B.  Retirement Plans..................................................25
      C.  Class A Combined Purchase Privilege (Right of Accumulation).......26
      D.  Class A Letter of Intent..........................................27
VII.  CONVERSION OF CLASS B SHARES..........................................27
VIII. REDEEMING SHARES......................................................27
      A.  Receiving Payment.................................................28
      B.  Telephone Transactions............................................29
      C.  Systematic Withdrawal Plan........................................29
      D.  Waiver of the Contingent Deferred Sales Charge....................29
      E.  Redemptions in Kind...............................................30
IX.   EXCHANGE PRIVILEGE....................................................30
X.    TAXES.................................................................31
XI.   SHAREHOLDER INFORMATION...............................................34
XII.  TRUST INFORMATION.....................................................34
      A.  Management of the Trust...........................................34
      B.  Five Percent Shareholders.........................................39
      C.  Investment Adviser and Administrator; Subadviser..................40
      D.  Brokerage Practices...............................................41

      E.  Distribution of Shares............................................43
      F.  Administration of the Trust.......................................44
      G.  Proxy Voting Policies.............................................45
      H.  Potential Liability...............................................45
APPENDIX...................................................................A-1









                                       ii

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I.    GENERAL INFORMATION
      -------------------


      The Heritage Income Trust ("Trust") was established as a Massachusetts business trust under a Declaration of Trust dated August 4, 1989. The Trust is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers its shares through two separate investment portfolios: the High Yield Bond Fund (prior to February 1, 1996, named the Diversified Portfolio) ("High Yield") and the Intermediate Government Fund (prior to February 1, 1996, named the Limited Maturity Government Portfolio) ("Government") (each a "fund" and, collectively, the "funds"). Each fund currently offers two classes of shares, Class A shares sold subject to a 3.75% maximum front-end sales charge ("Class A shares") and Class C shares, sold subject to a 1% CDSC ("Class C shares"). Class B shares may only be acquired through exchange from another Heritage mutual fund and dividend reinvestments.


      Each fund operates for many purposes as if it were an independent company. Each fund has its own objectives, policies, strategies and portfolio managers, among other characteristics.

II.   INVESTMENT INFORMATION

      A. INVESTMENT POLICIES, STRATEGIES AND RISKS

      This section provides a detailed description of the securities in which a fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. High Yield invests at least 80% of its net assets (plus any borrowings for investment purposes) in lower- and medium-rated corporate bonds and other fixed income securities. Government invests at least 80% of its assets in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (and related repurchase agreements and forward commitments. The remainder of a fund's assets may be invested as set forth below. For more information on a fund's principal strategies and risks, please see the funds' Prospectus.

      BORROWING. Each fund may borrow in certain limited circumstances as indicated in the "Investment Limitations" section. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund's shares and in the return on the fund's investment portfolio. Although the principal of any borrowing will be fixed, a fund's assets may change in value during the time the borrowing is outstanding. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy. Furthermore, if a fund were to engage in


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borrowing,  an increase in interest  rates could  reduce the value of the fund's shares by increasing the fund's interest expense.

      BRADY BONDS. High Yield may invest in Brady Bonds, which are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders, as well as multilateral institutions, such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds also may be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. These arrangements with the World Bank and/or the IMF require debtor nations to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. Salomon Brothers Asset Management Inc., the subadviser to High Yield (the "Subadviser"), believes economic reforms, undertaken by countries in connection with the issuance of Brady Bonds, make the debt of those countries that have issued or announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the Subadviser's expectations with respect to Brady Bonds will be realized.

      Brady Bonds have been issued for only a limited period of time, and, accordingly, do not have a long payment history. Brady Bonds that have been issued to date are rated in the categories "BB" or "B" by Standard & Poor's Ratings Services ("S&P") or "Ba" or "B" by Moody's Investors Services, Inc. ("Moody's") or, in cases in which a rating by S&P or Moody's has not been assigned, generally are considered by the Subadviser to be of comparable quality.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt that carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan generally have borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month London Inter-Bank Offered Rate ("LIBOR").

      Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, High Yield will purchase Brady Bonds in secondary markets, as described below.

      In the secondary markets, the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of


                                       3
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Brady Bonds may be  collateralized  by cash or high-grade  securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. High Yield may purchase Brady Bonds with limited or no collateralization, and will rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and generally are maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which High Yield invests are likely to be acquired at a discount, which involves certain considerations discussed below under "Taxes."

      In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, High Yield would not intend to purchase Brady Bonds that, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

      DEBT OBLIGATIONS AND FUND MATURITY. The market value of debt securities held by each fund will be affected by changes in interest rates. There normally is an inverse relationship between the market value of such securities and actual changes in interest rates. Thus, a decline in interest rates generally produces an increase in market value while an increase in rates generally produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of such a security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness also will affect the market value of the debt securities of that issuer. Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

      EQUITY SECURITIES. High Yield may invest up to 20% of its assets in common stock, convertible securities, preferred stock, warrants or other equity securities when consistent with the fund's objectives.

            CONVERTIBLE SECURITIES. High Yield may invest in convertible securities. Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

            PREFERRED STOCK. High Yield may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

            WARRANTS. High Yield may invest in warrants, which are securities that permit the fund to acquire (but not obligating), by subscription, certain other securities such as common stocks regardless of the market price of the security. Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying security. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

      FIXED AND FLOATING RATE LOANS. High Yield may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). High Yield may invest in such loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). High Yield considers these investments to be investments in debt securities. High Yield, in pursuing its investment policies, may acquire Participations and Assignments that are high yield, nonconvertible corporate debt securities or short duration debt securities. Participations typically will result in the fund having a contractual relationship only with the Lender, not with the borrower. High Yield will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, High Yield generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and High Yield may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, High Yield may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. High Yield will acquire Participations only if the Lender interpositioned between High Yield and the borrower is determined by the investment manager to be creditworthy. When High Yield purchases Assignments from Lenders the fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

      High Yield may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Thus the fund will treat investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. High Yield may revise this policy in the future.

      FOREIGN DEBT SECURITIES. High Yield may invest up to 10% of its total assets in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for High Yield's investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.


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


Investments in securities of foreign issuers may involve risks arising from restrictions on foreign investment and repatriation of capital, from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of High Yield's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions that might affect adversely payments due on securities held by High Yield, the lack of extensive operating experience of eligible foreign subcustodian's and legal limitations on the ability of the High Yield to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. In addition, there may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements of U.S. issuers. Finally, in the event of a default in any such foreign obligations, it may be more difficult for High Yield to obtain or enforce a judgment against the issuers of such obligations.

            Additional Risks of High Yield Foreign Sovereign Debt Securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability.

            Other factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be affected adversely. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

            The cost of servicing external debt also generally will be affected adversely by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt also will depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.


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


            As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, High Yield may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

            Sovereign  obligors in developing  and emerging  countries are among
the  world's   largest   debtors  to  commercial   banks,   other   governments,
international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which High Yield may invest will not be subject to similar restructuring arrangements or to requests for new credit that may affect adversely High Yield's holdings. Furthermore, certain participants in the secondary market for such debt may be involved directly in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

      FORWARD COMMITMENTS. Government may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"). Government may engage in forward commitments if it either (1) holds and maintains until the settlement date in a segregated account cash or high-grade debt obligations in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a fund's other assets. When such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to Government of an advantageous yield or price. Although Government generally will enter into forward commitments with the intention of acquiring securities for its investment portfolios, Government may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

      ILLIQUID AND RESTRICTED SECURITIES. Government will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or due to legal or contractual restrictions on resale.

      High Yield has a similar 10% limit on illiquid securities, but not all restricted securities are deemed illiquid for this purpose. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A under the 1933 Act permits certain sales of unregistered securities by investors to "qualified institutional buyers" such as High Yield. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. High Yield is permitted to invest in restricted securities that are sold in reliance on Rule 144A ("Rule 144A Securities"). These securities generally are deemed to be illiquid and, thus, are subject to High Yield's investment limit that restricts investments in illiquid securities to no more than 10% of its net assets. However, pursuant to High Yield's Guidelines for Purchase of Rule 144A Securities ("Guidelines") adopted by the Board of Trustees ("Board"), the Subadviser may determine that certain Rule 144A Securities are liquid. The Subadviser takes into account a number of factors in reaching liquidity decisions, including (1) the total amount of Rule 144A Securities being offered,
(2) the number of potential purchasers of the Rule 144A Securities, (3) the number of dealers that have undertaken to make a market in the Rule 144A

Securities, (4) the frequency of trading in the 144A Securities, and (5) the nature of the 144A Securities and how trading is effected (e.g., the time needed to sell the 144A Securities, how offers are solicited and the mechanics of transfer.) The continued liquidity of Rule 144A securities depends upon various factors, including the maintenance of an efficient institutional market in which such unregistered securities can be readily resold and the willingness of the issuer to register the securities under the 1933 Act. High Yield's investments in Rule 144A Securities that are deemed to be liquid cannot exceed 25% of its net assets at the time of investment, when combined with the 10% limit on the purchase of illiquid securities.

      Over-the-counter ("OTC") options and their underlying collateral are considered illiquid securities. Each fund also may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by that fund. The assets used as cover for OTC options written by a fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      INVERSE FLOATERS. Government may invest in U.S. Government securities, including mortgage-backed securities, on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. These derivative securities commonly are known as inverse floaters. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Inverse floaters include components of securities on which interest is paid in two separate parts -- an auction component, which pays interest at a rate that is set periodically through an auction process or other method, and a residual component, the interest on which varies inversely with that on a similar security or the value of an index. The residual component may be established by multiplying the rate of interest paid on such security or the applicable index by a factor (a "multiplier feature") or by adding or subtracting the factor to or from such interest rate or index. The secondary market for inverse floaters may be limited. The market value of inverse floaters is often significantly more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

      LOANS OF PORTFOLIO SECURITIES. The funds may loan portfolio securities to qualified broker-dealers. The collateral for each fund's loans will be "marked to market" daily so that the collateral at all times exceeds 100% of the value of the loans. Each fund may terminate such loans at any time and the market risk applicable to any security loaned remains a risk to the fund. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A fund also may call such loans in order to sell the securities involved. A fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of securities lending is to supplement a fund's income through investment of the cash collateral in short-term interest bearing obligations. Securities loans may not exceed 25% of a fund's total assets and will be fully collateralized at all times. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. However, securities loans do involve some risk. If the other party to the securities loan defaults or becomes involved in bankruptcy proceedings, a fund may incur delays and costs in selling or recovering the underlying security or may suffer a loss of principal and interest.

      LOWER-RATED SECURITIES -- RISK FACTORS. Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in High Yield.

            Effect of Interest Rate and Economic Changes. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the fund among securities of different issuers should reduce the risks of owning any such securities separately.

            The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, High Yield may incur additional expenses to seek recovery.

            Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by High Yield, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

            SECURITIES RATINGS. Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield bonds. Also, credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

            LIQUIDITY AND VALUATION. High yielding securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, High Yield would have to replace the security with a lower yielding security. To the extent that there is no established retail secondary market, there may be thin trading of high yielding securities. This may lessen High Yield's ability to accurately value these securities and its ability to dispose of these securities. Additionally, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yielding securities, especially in a thinly traded market. Certain high yielding securities may involve special registration responsibilities, liabilities and costs and liquidity and valuation difficulties; thus, the responsibilities of the Board to value high yield securities in the portfolio becomes more difficult with judgment playing a greater role.

      MONEY MARKET INSTRUMENTS. The funds may invest in bankers' acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"). Each fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a fund's ability to resell when it deems advisable to do so.

            BANKERS' ACCEPTANCES. Bankers' acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed "accepted" when a bank writes on the draft its agreement to pay it at maturity, using the word "accepted." The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

            CERTIFICATES OF DEPOSIT ("CDs"). The FDIC is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

            COMMERCIAL PAPER. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Each fund may invest in commercial paper rated A-l or A-2 by S&P or Prime-1 or Prime-2 by Moody's, and in the case of High Yield, other lower quality commercial paper. For a description of these ratings, see "Commercial Paper Ratings" in the Appendix.

      MORTGAGE-BACKED SECURITIES. Government may invest in mortgage-backed securities issued by the U.S. Government or U.S. Government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. In general, mortgage-backed securities represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. These securities generally provide monthly interest and, in most cases, principal payments that are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably their effective maturities. This contrasts with U.S. Treasury securities, for instance, which generally pay all principal at maturity and typically have an effective maturity equal to the final stated maturity. Thus, for purposes of calculating the fund's weighted average maturity, the fund applies the standard market consensus with respect to the effective maturity of mortgage-backed securities rather than their stated final maturities.

            U.S. GOVERNMENT-RELATED MORTGAGE-BACKED SECURITIES. The Government National Mortgage Association ("GNMA") is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development and is a primary issuer of U.S. Government-related mortgage-backed securities. GNMA pass-through securities are considered to be riskless with respect to default because the underlying mortgage loan portfolio is comprised entirely of U.S. Government-backed loans and timely principal and interest payments are guaranteed by the full faith and credit of the U.S. Government. Residential mortgage loans also are pooled by the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, and Fannie Mae, a U.S. Government-sponsored corporation owned entirely by private stockholders, which guarantee the timely payment of interest and the ultimate collection of principal on their respective securities.

            PRIVATE ISSUER MORTGAGE-BACKED SECURITIES. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") that are collateralized by mortgage-backed securities issued by FHLMC, Fannie Mae, GNMA or pools of conventional mortgages. These securities generally offer a higher interest rate than securities with direct or indirect U.S. Government guarantees of payments. However, many issuers or servicers of these securities guarantee timely payment of interest and principal, which also may be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantee or insurance policies. Mortgage-backed securities of private issuers, including CMOs, also have achieved broad market acceptance and, consequently, an active secondary market has emerged. However, the market for these securities is smaller and less liquid than the market for U.S. Government and U.S. Government-related mortgage pools. The maximum permitted investment in mortgage-backed securities of private issuers is 20% of Government's net assets.

            RISKS OF MORTGAGE-BACKED SECURITIES. Investments in mortgage-backed securities entail both market and prepayment risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates declined, the prepayment only may be invested by the fund at the then prevailing lower rate. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility or the market value of certain mortgage-backed securities. Heritage Asset Management, Inc. ("Heritage" or "Manager") will attempt to manage the fund so that this volatility, together with the volatility of other investments in Government, is consistent with its investment objective.

      OPTIONS, FUTURES AND OPTIONS ON FUTURES TRADING. Each fund may engage in transactions in options and futures contracts in an effort to adjust the risk/return characteristics of its investment portfolios and, in certain circumstances, may purchase and sell options and futures contracts as a substitute for the purchase and sale of securities. Each fund may purchase and sell put and call options on debt securities and indices of debt securities, purchase and sell futures contracts on debt securities and indices of debt securities, and purchase and sell options on such futures contracts ("Derivative Instruments").

            LIMITATIONS ON THE USE OF OPTIONS AND FUTURES.  To the extent that a fund enters into futures contracts or options on futures contracts for other than BONA FIDE hedging purposes (as defined by the Commodity Futures Trading Commission ("CFTC")), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the fund's investment portfolio, after taking into account any unrealized profits and unrealized losses on any such contracts it has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This limitation does not limit the percentage of a fund's assets at risk to 5%.

            Government  may  hedge  up  to  100%  of  its  net  assets  by  such transactions. Government will not purchase any option, if immediately thereafter, the aggregate cost of all outstanding options (including options on futures described above) purchased would exceed 5% of the value of its total assets. Government may write call options and put options on up to 15% of its total assets. Government might not use any of the strategies described above, and there can be no assurance that any strategy used will succeed.

            HEDGING STRATEGIES. Hedging strategies can be categorized broadly as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's investment portfolio. Thus, in a short hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

            Conversely,  a long  hedge  is a  purchase  or sale of a  Derivative
Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund's investment portfolio is the same as if the transaction were entered into for speculative purposes.

            Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

            Use of these instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures are traded, and the CFTC. In addition, the funds' ability to use these instruments will be limited by tax considerations. See "Taxes."

            In addition to the instruments and strategies described above, the funds expect to discover additional opportunities in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as the Manager or the Subadviser, as applicable, develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. The Manager or the Subadviser, as applicable, may utilize these opportunities to the extent that it is consistent with a fund's investment objective and permitted by the fund's investment limitations and applicable regulatory authorities.

            SPECIAL RISKS. The use of Derivative Instruments involves special considerations and risks, certain of which are described below.

            (1) Successful use of most Derivative Instruments depends upon the ability of the funds' Manager or, for High Yield, the Subadviser, as the case may be, to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed. For example, if the Manager or Subadviser, as applicable, anticipates that interest rates will rise, a fund also may sell a debt futures contract or a call option thereon or purchase a put option on a futures contract as a hedge against a decrease in the value of that fund's securities. If the Manager or Subadviser, as applicable, anticipates that interest rates will decline, a fund may purchase a debt futures contract or a call option thereon or sell a put option on a futures contract to protect against an increase in the price of securities a fund intends to purchase. If the Manager or the Subadviser, as applicable, incorrectly forecasts interest rates in utilizing a hedging strategy using futures or options on futures for a fund, the fund would be in a better position if it had not hedged at all.

            For a hedge to be  completely  effective,  the  price  change of the hedging instrument should equal the price change of the security being hedged. Such equal price changes are not always possible because the security underlying the hedging instrument may not be the same security that is being hedged. The Manager or the Subadviser, as applicable, will attempt to create a closely correlated hedge, but hedging activities may not be completely successful in eliminating market fluctuation. The ordinary spreads between prices in the futures and options on futures markets, due to the nature of these markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of market trends by the Manager or the Subadviser, as applicable, may still not result in a successful transaction. The Manager or the Subadviser, as applicable, may be incorrect in its expectation as to the extent of market movements, or the time span within which the movements take place.

            (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

            Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

            Options and futures prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are correlated poorly with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

            (3) Derivative Instruments, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a fund entered into a short hedge because the Manager or the Subadviser, as the case may be, projected a decline in the price of a security in the fund's investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

            (4) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (Derivative Instruments other than purchased options). If a fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a fund.

            COVER FOR HEDGING STRATEGIES. The funds will not use leverage in their hedging strategies. A fund will not enter into a Derivative Instruments strategy that exposes it to an obligation to another party unless its owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and other liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The funds will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or other liquid assets in a segregated account with their custodian in the amount prescribed.

            Assets used as cover or held in a segregated account cannot be sold while the corresponding futures contract or options position is open, unless they are replaced with similar assets. As a result, the commitment of a large percentage of a fund's assets to cover or hold in segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

            CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

            The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would expect to suffer a loss.

            Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Securities."

            Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Securities."

            The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

            A fund effectively may terminate its right or obligation under an option by entering into a closing transaction. If a fund wished to terminate its obligation to purchase or sell securities under a put or call option it has written, it may purchase a put or call option of the same series (I.E., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a fund may write a call or put option of the same series; this is known as a closing sale transaction. Closing transactions essentially permit the fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, or futures contract and the market value of the option.

            In considering the use of options, particular note should be taken of the following:

            (1) The value of an option position will reflect, among other things, the current market price of the underlying security, index, or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon a fund's subadviser's ability to forecast the direction of price fluctuations in the underlying instrument.

            (2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by a fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

            (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts and stocks currencies. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although a fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to affect closing transactions with respect to certain options, with the result that the fund would have to exercise those options that it has purchased in order to realize any profit.

            Unlike exchange-traded  options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that a fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.

            With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses to it. For example, because a fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

            (4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, a fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

            (5) The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

            Even if a fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

            If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

            GUIDELINES, CHARACTERISTICS AND RISKS OF FUTURES AND OPTIONS ON FUTURES TRADING. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

            Although futures contracts by their terms call for actual delivery or acceptance of currencies or financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or currency and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

            A fund is required to maintain margin deposits through which it buys and sells futures contracts or writes options on future contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances are adjusted daily to reflect unrealized gains and losses on open contracts. If the price of an open futures or written option position declines so that a fund has market exposure on such contract, the broker will require the fund to deposit variation margin. If the value of an open futures or written option position increases so that a fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the fund.

            Most of the exchanges on which futures contracts and options on futures are traded limit the amount of fluctuation permitted in futures and options prices during a single trading day. The daily price limit establishes the maximum amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract and options prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures or options positions and subjecting some traders to substantial losses.

            Another risk in employing futures contracts and options as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures and options markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery, liquidity in the futures and options markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures and options markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures and options markets may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, exchange rate or security price trends by the Manager or Subadviser, as applicable, may still not result in a successful transaction.

            In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options is subject to the existence of a liquid secondary market. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the underlying investment.

      REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). Government may invest in U.S. Government and privately issued REMICs, a common form of CMO. REMICs are entities that issue multiple-class real estate mortgage-backed securities that qualify and elect treatment as such under the Internal Revenue Code of 1986, as amended (the "Code"). REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to Federal income taxation. Instead, income is passed through the entity and is taxed to the persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests" and "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be directly or indirectly secured principally by real property. The risks inherent in investing in REMICs are similar to those of CMOs in general, as well as those of other mortgage-backed securities as described above.

      REPURCHASE AGREEMENTS. Government may invest up to 25% of its total assets in repurchase agreements. High Yield may invest up to 20% of its net assets in repurchase agreements. In accordance with the guidelines and procedures established by the Board, a fund may enter into a repurchase agreement with member banks of the Federal Reserve System, securities dealers who are members of a national securities exchange or market makers in U.S. Government securities. A repurchase agreement is a transaction in which a fund purchases securities and simultaneously commits to resell the securities to the original seller at an agreed upon date. The resale price reflects a market rate of interest unrelated to the coupon rate or the maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investment in securities, including possible decline in the market value of the underlying securities and delays and costs to a fund if the other party to the repurchase agreement becomes bankrupt, each fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager or Subadviser, as applicable, to present minimal credit risks.

      The period of these repurchase agreements usually will be short, from overnight to one week, and at no time will a fund invest in repurchase agreements of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A fund always will receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the fund in each agreement, and the fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of its custodian bank.

      REVERSE REPURCHASE AGREEMENTS. High Yield may borrow by entering into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time the fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). One reason to enter into a reverse repurchase agreement is to raise cash without liquidating any investment portfolio positions. In this case, reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by High Yield may decline below the price of the securities the fund has sold but is obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities and the fund's use of the proceeds of the reverse repurchase agreement effectively may be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative practice, and will be considered borrowings for the purpose of the fund's limitation on borrowing.

      STRIPPED SECURITIES. Government may invest in separately traded interest and principal components of securities ("Stripped Securities"), including U.S. Government securities. Stripped Securities are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional debt securities.

      Government also may invest in stripped mortgage-backed securities, which are derivative multi-class mortgage securities. Stripped mortgage-backed securities in which it may invest will be issued by agencies or instrumentalities of the U.S. Government. Stripped mortgage-backed securities are structured with two classes that receive different proportions of the interest and principal distributions on a pool of assets represented by mortgages ("Mortgage Assets"). A common type of stripped mortgage-backed security will have one class receiving a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and principal payments may have a material effect on yield to maturity. In addition, the market value of stripped mortgage-backed securities is subject to greater risk of fluctuation in response to changes in market interest rates than other mortgage-backed securities. In the case of mortgage-backed IOs, if the underlying assets experience greater than anticipated prepayments of principal, there is a greater possibility that Government may not fully recoup its initial investment. Conversely, if the underlying assets experience slower than anticipated principal payments, the yield on the PO class will be affected more severely than would be the case with traditional mortgage-backed securities.

      The SEC staff takes the position that IOs and POs generally are illiquid securities. The staff also takes the position, however, that the Board (or the Manager pursuant to delegation by the Board) may determine that U.S. Government-issued IOs or POs backed by fixed-rate mortgages are liquid, where the Board determines that such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. Accordingly, certain of the IO and PO securities in which Government invests may be deemed liquid.

        U.S. GOVERNMENT SECURITIES. U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

            WHEN-ISSUED SECURITIES. Each fund may purchase securities on a "when-issued" basis and Government may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices. In addition, High Yield may purchase securities on a firm commitment basis. When such transactions are negotiated, the price, which generally is expressed in terms of yield, is fixed at the time of entering into the transaction. Payment and delivery for securities purchased or sold using these investment techniques, however, takes place at a later date than is customary for that type of security. At the time a fund enters into the transaction, the securities purchased thereby are recorded as an asset of the fund and thereafter are subject to changes in value based upon changes in the general level of interest rates. Accordingly, purchasing a security using one of these techniques can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

      At the time that a fund purchases a security using one of these techniques, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward or firm commitment securities will be established and maintained with the Trust's custodian or on the fund's books and records and will be marked to market daily. On the delivery date, the fund will meet its obligations from securities that are then maturing or sales of securities held in the segregated asset account and/or from available cash flow. When-issued and forward commitment securities may be sold prior to the settlement date. The funds will engage in when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. However, if the fund chooses to dispose of the right to acquire a security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. In addition, there is always the risk that the securities may not be delivered and that the fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated account.

      If the fund disposes of the right to acquire a when-issued or forward commitment security prior to its acquisition or disposes of its right to deliver against a forward commitment, it can incur a gain or loss due to market fluctuation. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the fund to "roll over" its purchase commitment, the fund may receive a negotiated fee.

      ZERO COUPON AND PAY-IN-KIND BONDS. High Yield may invest in zero coupon securities and pay-in-kind bonds, which involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. High Yield also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

      Zero coupon securities and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds generally are not traded on a national securities exchange, such securities are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of High Yield's 10% limitation on investments in illiquid securities.

      Current Federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for Federal income and excise taxes, High Yield may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make the necessary distributions.

      B.  INDUSTRY CLASSIFICATIONS
          ------------------------

      For purposes of determining industry classifications, each fund will rely primarily upon classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are determined by Heritage to be so broad that the primary economic characteristics of issuers within a single class are materially different, the funds will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission. If Bloomberg L.P. does not have an industry classification for a particular security or the industry designated no longer appears reasonable, Heritage may designate an appropriate Bloomberg L.P. industry classification.

III.  INVESTMENT LIMITATIONS

      A.  FUNDAMENTAL POLICIES
          --------------------

      The funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund. In addition to the limitations below, the investment objective of each fund is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of each fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

            BORROWING MONEY. Neither fund may borrow money, except from banks as a temporary measure for extraordinary or emergency purposes including the meeting of redemption requests that might require the untimely disposition of securities. The payment of interest on such borrowings will reduce the funds' net investment income during the period of such borrowing. Borrowing in the aggregate may not exceed 15% and borrowing for purposes other than meeting redemptions may not exceed 5% of a fund's total assets at the time the borrowing is made. A fund will not make additional investments when borrowings exceed 5% of its total assets.

            DIVERSIFICATION. Neither fund will invest more than 5% of its total assets in securities of any one issuer other than the U.S. Government or its agencies or instrumentalities or buy more than 10% of the voting securities or any other class of securities of any issuer.

            INDUSTRY CONCENTRATION. Neither fund will purchase securities if, as a result, more than 25% of its total assets would be invested in any one industry with the exception of U.S. Government securities.

            INVESTING IN COMMODITIES, MINERALS OR REAL ESTATE. Neither fund may invest in commodities, commodity contracts, oil, gas or other mineral programs, real estate limited partnerships, or real estate, except that it may (1) purchase securities secured by real estate, or issued by companies that invest in or sponsor such interests, (2) purchase and sell futures contracts and options and (3) engage in transactions in forward commitments.

            UNDERWRITING. Neither fund may underwrite the securities of other issuers, except that a fund may invest in securities that are not readily marketable without registration under the 1933 Act (restricted securities), as provided in the funds' Prospectus and this SAI.

            LOANS. Neither fund may make loans, except to the extent that the purchase of a portion of an issue of publicly distributed or privately placed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans, and further provided that a fund may enter into repurchase agreements and securities loans as permitted under the fund's investment policies. Privately placed securities typically are either restricted as to resale or may not have readily available market quotations, and therefore may not be as liquid as other securities.

            ISSUING SENIOR SECURITIES. Neither fund may issue senior securities, except as permitted by the investment objectives and policies and investment limitations of that fund.

            SELLING SHORT AND BUYING ON MARGIN. Neither fund may sell any securities short, purchase any securities on margin or maintain a short position in any security, but may obtain such short-term credits as may be necessary for clearance of purchase and sales of securities; provided, however, the funds may make margin deposits and may maintain short positions in connection with the use of options, futures contracts and options on futures contracts as described previously.

            INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST. Neither fund may purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Manager or its Subadviser, as applicable, own individually more than 1/2 of 1% of the issuer's securities or together own more than 5% of the issuer's securities.

            REPURCHASE AGREEMENTS AND LOANS OF PORTFOLIO SECURITIES. Neither fund may enter into repurchase agreements with respect to more than 25% of its total assets or lend portfolio securities amounting to more than 25% of its total assets.

      B.  NONFUNDAMENTAL POLICIES
          -----------------------

      Each fund has adopted the following additional restrictions that are nonfundamental policies and may not be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.

            INVESTING IN INVESTMENT COMPANIES. Neither fund may invest in securities issued by other investment companies, except as permitted by the 1940 Act.

            ILLIQUID SECURITIES. Government may not invest more than 10% of its net assets in the aggregate in repurchase agreements of more than seven days' duration, in securities without readily available market quotations, and in restricted securities including privately placed securities. High Yield has a similar limitation, however, it may invest up to 25% of its net assets in restricted securities that are sold in reliance on Rule 144A deemed to be liquid pursuant to Board-approved guidelines, when combined with the 10% limit on the purchase of illiquid securities.

            Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restriction. If at any time, a fund's borrowing exceeds its limitations due to a decline in net assets, such borrowing will be promptly reduced to the extent necessary to comply with the limitation.

IV.   NET ASSET VALUE
      ---------------


      The net asset value per share of Class A shares, Class B shares and Class C shares is determined separately daily as of the close of regular trading on the New York Stock Exchange (the "NYSE") each day the NYSE is open for business (each a "Business Day"). The NYSE normally is open for business Monday through Friday except the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The funds value securities or assets held in their portfolios as follows:

       LISTED SECURITIES. A security listed or traded on the NYSE is valued at its last sales price on the NYSE or principal market on which it is traded prior to the time when assets are valued. A security listed on the Nasdaq Stock Market is valued at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:12 Eastern time, unless that price is outside the range of the "inside" bid and asked prices. If no sale is reported at that time, market value is based on the most recent quoted bid price.


       OPTIONS AND FUTURES. Options and futures positions are valued based on market quotations when readily available. Market quotations generally will not be available for options traded in the OTC market.


      FOREIGN ASSETS. Securities and other assets in foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time a fund calculates the daily net asset value of each class. Foreign currency exchange rates generally are determined prior to the close of regular trading on the NYSE. Occasionally, a "significant event" affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of regular trading on the NYSE, which events will not be reflected in a computation of the fund's net asset value. If a "significant event" materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board. The foreign currency exchange transactions of a fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.


      SHORT-TERM SECURITIES. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable.

      FAIR VALUE ESTIMATES. Securities and other assets for which market quotations are not readily available, or for which market quotes are not deemed to be reliable by the Manager or Subadviser, are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board.


      Each fund is open on a Business Day. Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the funds' close of business on each Business Day. In addition, trading in various foreign markets may not take place on all Business Days or may take place on days that are not Business Days and on which a fund's net asset value per share is not calculated. Calculation of net asset value of Class A shares, Class B shares and Class C shares net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. A fund calculates net asset value per share, and therefore, effects sales and redemptions as of the close of regular trading on the NYSE each Business Day. If events materially affecting the value of such securities or other assets occur between as of the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the funds' net asset value is calculated, such securities and other assets may be valued at fair value by methods as determined in good faith by or under procedures established by the Board.

      The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the NYSE is closed other than for customary weekend and holiday closings, (2) during which trading on the NYSE is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by a fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (4) for such other periods as the SEC may by order permit for the protection of the holders of Class A shares, Class B shares and Class C shares.

V.    PERFORMANCE INFORMATION
      -----------------------


      Performance information is computed separately for each class. Because Class B shares and Class C shares bear higher Rule 12b-1 fees, the performance of Class B shares and Class C shares of a fund likely will be lower than that of Class A shares.


      AVERAGE ANNUAL TOTAL RETURN. The funds' performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return quotes for each class used in each fund's advertising and promotional materials are calculated for the one year, five year and ten year periods (or life of the fund) according to the following formula:

                                  P(1+T)n = ERV

      where:  P  =   a hypothetical initial payment of $1,000
            T    =   average annual total return
            n    =   number of years
            ERV  =   ending redeemable value of a hypothetical $1,000 payment
                     made at the beginning of the period at the end of that period

      In calculating the ending redeemable value for Class A shares, each fund's current maximum sales charge of 3.75% is deducted from the initial $1,000 payment and, for Class B shares and Class C shares, the applicable CDSC imposed on a redemption of Class B shares or Class C shares held for the period is deducted. All dividends and other distributions by each fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Based on this formula, the total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value.

      In connection with communicating its average annual total return or cumulative return to current or prospective shareholders, each fund may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Investment performance also often reflects the risks associated with a fund's investment objective and policies. These factors should be considered when comparing a fund's investment results to those of other mutual funds and investment vehicles.

      AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS). The funds' quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

                              P(1 + T)(n) = ATV(D)

      Where:
                  "P"        =    represents a hypothetical  initial investment
                                   of $1,000;
                  "T"        =    represents average annual total return;
                  "n"        =    represents the number of years; and
                  "ATV(D)"   =    represents    the   ending   value   of   the
                                  hypothetical initial investment after taxes on distributions, not after taxes on redemption.
                                  Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of fund expenses by Heritage.

      AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION). The funds' quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

                                P (1+ T)(n) = ATV(DR)

      Where:
                  "P"        =    represents a hypothetical  initial investment
                                   of $1,000;
                  "T"        =    represents average annual total return;
                  "n"        =    represents the number of years; and
                  "ATV(DR)"  =    represents  the  ending  redeemable  value of
                                  the  hypothetical   initial  investment  after
                                  taxes   on   distributions   and   redemption.
                                  Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(DR) will be adjusted to reflect the effect of any absorption of fund expenses by Heritage.

      The average annualized total return, average annual return after taxes on distributions, average annual return after taxes on distributions and redemptions, and cumulative return are as follows for each period of each fund below. The returns are through September 30, 2003. The average annual return calculations below reflect the imposition of the maximum sales charge for Class A shares and the applicable CDSC for Class B and Class C shares. The cumulative return calculations do not include the imposition of any sales charges.


CLASS A SHARES
--------------

-------------------------------------------------------------------------------
Fund                      1 Year  5 Years  10 Years Inception  Initial Offering Date
----                      ------  -------  -------- ---------  ---------------------

-------------------------------------------------------------------------------
o  High Yield                                                  March 1, 1990
    average annual return  19.06%   3.19%    4.93%     6.84%

    average annual return
    (after taxes on
    distributions)         16.77%  -0.47%    1.41%     3.40%

    average annual return
    (after taxes on
    redemptions and
    distributions)         15.08%   0.30%    1.90%     3.68%

    cumulative return      23.70%  21.57%   68.19%   155.28%

o  Government                                                  March 1, 1990
    average annual return  -1.13%   4.40%    5.22%     5.49%

    average annual return
    (after taxes on
    distributions)         -1.78%   2.58%    3.20%     3.40%

    average annual return
    (after taxes on
    redemptions and
    distributions)         -1.25%   2.55%    3.14%     3.36%

    cumulative return       2.72%  28.88%   72.75%   114.88%
-------------------------------------------------------------------------------

CLASS B SHARES
--------------
------------------------------------------------------------------------------------------
Fund                            1 Year  5 Years  10 Years Inception Initial Offering Date
----                            ------  -------  -------- --------- ---------------------

------------------------------------------------------------------------------------------
                                                                    February 2, 1998
o High Yield
   average annual return        18.91%   3.28%     N/A      2.23%

    average annual return
    (after taxes on
    distributions)              20.67%  -0.06%     N/A     -1.02%

    average annual return
    (after taxes on
    redemptions  and
    distributions)              14.38%   0.46%     N/A     -0.33%

    cumulative return           22.91%  18.28%     N/A     14.04%


                                       25


o  Government                                                       February 2, 1998
    average annual return       -1.73%   4.68%     N/A      5.41%

    average annual return
    (after taxes on
    distributions)               1.69%   3.14%     N/A      3.83%

    average annual return
    (after taxes on
    redemptions and
    distributions)              -2.33%   2.83%     N/A      3.47%

    cumulative return            2.27%  26.71%     N/A     35.79%
-------------------------------------------------------------------------------

CLASS C SHARES
--------------
------------------------------------------------------------------------------------------
Fund                            1 Year  5 Years  10 Years Inception Initial Offering Date
----                            ------  -------  -------- --------- ---------------------

------------------------------------------------------------------------------------------
o  High Yield                                                       April 3, 1995
    average annual return       22.90%   3.41%     N/A      5.41%

    average annual return
    (after taxes on
    distributions)              20.66%  -0.07%     N/A      2.03%

    average annual return
    (after taxes on
    redemptions and
    distributions)              18.37%   0.61%     N/A      2.43%

    cumulative return           22.90%  18.26%     N/A     56.53%

o  Government                                                       April 3, 1995

    average annual return        2.27%   4.89%     N/A      5.90%

    average annual return
    (after taxes on
    distributions)               1.68%   3.18%     N/A      4.00%

    average annual return
    (after taxes on
    redemptions and
    distributions)               1.66%   3.04%     N/A      3.82%

    cumulative return            2.27%  26.94%     N/A     62.76%
-------------------------------------------------------------------------------


      Each fund may from time to time advertise the yield of Class A shares, Class B shares and Class C shares and compare these yields to those of other mutual funds with similar investment objectives. The yield of each class of each fund is calculated by dividing each fund's interest income for a thirty-day period ("Period") attributable to that class, net of expenses attributable to that class, by the average number of shares of that class entitled to receive dividends during the Period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share at the end of the Period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the yield for a class may not equal the dividend income actually paid to shareholders or the net investment income per share reported in each fund's financial statements. Yield quotations are calculated according to the following formula:

                             YIELD = 2x[(a-b+1)6-1]
                                         ---------
                                           c x d

where:      a     =     interest earned during the Period;
            b     =     expenses accrued for the Period (net of reimbursements);
            c     =     the average daily number of shares outstanding during
                        the Period that were entitled to receive a dividend; and
            d     =     the maximum offering price per share on the last day of
                        the Period.


      Except as noted below, in determining net investment income earned during the Period (variable "a" in the above formula), each fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the Period that the obligation is in the fund. Once interest earned is calculated in this fashion for each debt obligation held by the fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. At September 30, 2003, the 30-day yield for High Yield and Government Class A shares was 7.24% and 1.54%, respectively. At September 30, 2003, the 30-day yield for High Yield and Government Class B shares was 6.98% and 1.25%, respectively. At September 30, 2003, the 30-day yield for High Yield and Government Class C shares was 6.98% and 1.25%, respectively.


VI.   INVESTING IN THE FUNDS
      ----------------------


      Class A shares and Class C shares of each fund are sold at their next determined net asset value on Business Days. Class B shares may only be acquired through exchange from another Heritage mutual fund and dividend reinvestments. The procedures for purchasing shares of a fund are explained in the Prospectus under "How to Invest."


      A.  PERIODIC INVESTMENT PROGRAM
          ---------------------------

      The options below allow you to invest continually in one or more funds at regular intervals.

      1. From Your Bank Account -- You may authorize the Manager to process a monthly draft from your personal checking account for investment into the Trust. The draft is returned by your bank the same way a canceled check is returned.

      2. Automatic Exchange -- If you own shares of another Heritage mutual fund advised or administered by the Manager ("Heritage Mutual Fund"), you may elect to have a preset amount redeemed from that fund and exchanged into the corresponding class of shares of the Trust. You will receive a statement from the other Heritage Mutual Fund confirming the redemption.

      3. Direct Deposit -- If your employer (including the Federal government) participates in a direct deposit program (also known as ACH Deposits) you may have all or a portion of your payroll directed to the Trust. This will generate a purchase transaction each time you are paid by your employer. Your employer will report to you the amount sent from each paycheck.

      You may change or terminate any of the above options at any time.

      B.  RETIREMENT PLANS
          ----------------


      HERITAGE IRA. An individual who earns compensation and who has not reached age 70 1/2 before the close of the year generally may establish an individual retirement account ("IRA"). An individual may make limited contributions to an IRA through the purchase of shares of a fund and/or other Heritage Mutual Funds ("Heritage IRA"). The Internal Revenue Code of 1986, as amended ("Code"), limits the deductibility of IRA contributions for individuals under the age of 50 at the end of any year to a maximum of $3,000 per year ($6,000 if such contributions also are made for a nonworking spouse and a joint return is filed). Individuals who are age 50 or over by the end of any year may make special "catch up" contributions up to a maximum of $500. These limits apply only to taxpayers who are not active participants (and, under certain circumstances, whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below certain levels; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to the amounts specified in the preceding sentence. In addition, individuals whose earnings (together with their spouse's earnings) do not exceed a certain level may establish a "Roth IRA" and/or a "Coverdell Education Savings Account"; although contributions to these types of accounts are nondeductible, withdrawals from them will not be taxable under certain circumstances. A Heritage IRA also may be used for certain "rollovers" from qualified benefit plans and from section 403(b) annuity plans. For more detailed information on the Heritage IRA, please contact Heritage.


      OTHER RETIREMENT PLANS. Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.


      C.  CLASS A COMBINED PURCHASE PRIVILEGE (RIGHT OF ACCUMULATION)
          -----------------------------------------------------------


      Certain investors may qualify for the Class A sales charge reductions indicated in the sales charge schedule in the Prospectus by combining purchases of Class A shares of a fund into a single "purchase," if the resulting purchase totals at least $25,000. The term "purchase" refers to a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their minor children purchasing Class A shares of a fund for his or their own account; a single purchase by a trustee or other fiduciary purchasing Class A shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by a "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of Class A shares of a fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser. A "purchase" also may include Class A shares purchased at the same time through a single selected dealer of any other Heritage Mutual Fund that distributes its shares subject to a sales charge.


      The applicable Class A shares initial sales charge will be based on the total of:

            (i) the investor's current purchase;

            (ii) the net asset value (at the close of business on the previous day) of (a) all Class A shares of a fund held by the investor and (b) all Class A shares of any other Heritage Mutual Fund held by the investor and purchased at a time when Class A shares of such other fund were distributed subject to a sales charge (including Heritage Cash Trust shares acquired by exchange); and

            (iii) the net asset value of all Class A shares described in paragraph (ii) owned by another shareholder eligible to combine his purchases with that of the investor into a single "purchase."

      Class A shares of Government purchased from February 1, 1992 through July 31, 1992, without payment of a sales charge will be deemed to fall under the provisions of paragraph (ii) as if they had been distributed without being subject to a sales charge, unless those shares were acquired through an exchange of other shares that were subject to a sales charge.

      To qualify for the Combined Purchase Privilege on a purchase through a selected dealer, the investor or selected dealer must provide Raymond James & Associates, Inc. (the "Distributor") with sufficient information to verify that each purchase qualifies for the privilege or discount.


      D.  CLASS A LETTER OF INTENT
          ------------------------

      Investors also may obtain the reduced sales charges shown in the Prospectus by means of a written Letter of Intent, which expresses the investor's intention to invest not less than $25,000 within a period of 13 months in Class A shares of a fund or any other Heritage Mutual Fund subject to a sales charge. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. In addition, if you own Class A shares of any other Heritage Mutual Fund subject to a sales charge, you may include those shares in computing the amount necessary to qualify for a sales charge reduction.

      The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released. The difference in sales charge will be used to purchase additional Class A shares of a fund, subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. An investor may amend his/her Letter of Intent to increase the indicated dollar amount and begin a new 13-month period. In that case, all investments subsequent to the amendment will be made at the sales charge in effect for the higher amount. The escrow procedures discussed above will apply.


VII.  CONVERSION OF CLASS B SHARES
      ----------------------------

      Class B shares of each fund automatically will convert to Class A shares of that fund, based on the relative net asset values per share of the two classes, eight years after the end of the month in which the shareholder's order to purchase the Class B shares was accepted. For these purposes, the date of purchase order acceptance means (1) the date on which such Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares are held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a PRO RATA portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

      The conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A shares and Class B shares will not result in "preferential dividends" under the Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to apply, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. Heritage has no reason to believe that this condition for the conversion feature will not be met.

VIII. REDEEMING SHARES
      ----------------

      The methods of redemption are described in the section of the Prospectus entitled "How to Sell Your Investment."

      A.  RECEIVING PAYMENT
          -----------------


      If a request for redemption is received by a fund before the closing of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on a Business Day, or such other day designated by a fund if, in its discretion, the fund accepts redemptions on days when the Exchange is closed, the shares will be redeemed at the net asset value per share determined as of 4:00 p.m. Eastern time, minus any applicable CDSC or fees. Requests for redemption received by the fund after 4:00 p.m. Eastern time will be executed at the net asset value determined as of 4:00 p.m. Eastern time on the next Business Day, minus any applicable CDSC or fees. Each fund reserves the right to accept and execute orders to redeem at such other time as designated by the fund if it accepts orders on days when the Exchange is closed.

      If shares of a fund are redeemed by a shareholder through the Distributor, a participating dealer, or a participating bank ("Financial Advisor"), the redemption is settled with the shareholder as an ordinary transaction. If a request for redemption is received in good order (as described below) and before the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share determined on that day, minus any applicable CDSC or fees. Requests for redemption received after the close of regular trading on the NYSE will be executed on the next trading day. Payment for shares redeemed normally will be made by a fund to the Distributor or a Financial Advisor by the third day after the day the redemption request was made, provided that certificates for shares have been delivered in proper form for transfer to the Trust or, if no certificates have been issued, a written request signed by the shareholder has been provided to the Distributor, or a Financial Advisor, prior to settlement date.

      Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to the Distributor, Financial Advisor, or to Heritage.


      A redemption request will be considered to be received in "good order" if:

o the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

o any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

o any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

o the signatures on any written redemption request of $50,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the FDIC, a trust company, or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by Heritage, as transfer agent, under its current signature guarantee program.

      Each fund has the right to suspend redemption or postpone payment at times when the Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the SEC. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined, less any applicable CDSC, after the suspension is lifted. If a redemption check remains outstanding after six months, Heritage reserves the right to redeposit those funds into your account.

      B.  TELEPHONE TRANSACTIONS
          ----------------------

      Shareholders may redeem shares by placing a telephone request to a fund. The Trust, Manager, Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If the Trust, Manager, Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

      C.  SYSTEMATIC WITHDRAWAL PLAN
          --------------------------


      Shareholders  may elect to make  systematic  withdrawals  from  their fund account of a minimum of $50 on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. The Systematic Withdrawal Plan currently is not available for shares held in an IRA, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan or other retirement plans, unless the shareholder establishes to the Manager's satisfaction that withdrawals from such an account may be made without imposition of a penalty.

      Redemptions will be made at net asset value determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable. If the Exchange is not open for business on that day, the shares will be redeemed at net asset value determined as of the close of regular trading on the Exchange on the preceding Business Day, minus any applicable CDSC for Class B shares and Class C shares. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account must be reinvested automatically in fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to Heritage or the Distributor. The Trust, Heritage, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.


      A withdrawal payment is treated as proceeds from a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.

      Ordinarily, a shareholder should not purchase additional Class A shares of a fund if maintaining a Systematic Withdrawal Plan of Class A shares because the shareholder may incur tax liabilities in connection with such purchases and withdrawals. A fund will not knowingly accept purchase orders from shareholders for additional Class A shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year's scheduled withdrawals. In addition, a shareholder who maintains such a Plan may not make periodic investments under each fund's Automatic Investment Plan.

      D.  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE
          ----------------------------------------------

      To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends and other distributions. However, any period of time you held shares of a Heritage money market fund will not be counted for purposes of calculating the CDSC. Shares of the funds obtained through an exchange from another Heritage Mutual Fund are subject to any applicable CDSC due at redemption.


      The CDSC for Class A shares, Class B shares and Class C shares currently is waived for: (1) any partial or complete redemption in connection with a distribution without penalty under section 72(t) of the Code, from a qualified retirement plan, including a self-employed individuals retirement plan (a so-called "Keogh Plan") or IRA upon attaining age 70 1/2; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with his spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (4) certain periodic redemptions under the Systematic Withdrawal Plan from an account meeting certain minimum balance requirements, in amounts representing certain maximums established from time to time by the Distributor (currently a maximum of 12% annually of the account balance at the beginning of the Systematic Withdrawal Plan); or (5) involuntary redemptions by a fund of Class A shares or Class B shares or Class C shares in shareholder accounts that do not comply with the minimum balance requirements. The Distributor may require proof of documentation prior to waiver of the CDSC described in sections (1) through (4) above, including distribution letters, certification by plan administrators, applicable tax forms or death or physicians' certificates.

      E.  REDEMPTIONS IN KIND
          -------------------

      The Trust is obligated to redeem shares of each fund for any shareholder for cash during any 90-day period up to $250,000 or 1% of the fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the fund determines net asset value. The portfolio instruments will be selected in a manner that the Board deems fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.


      IX. EXCHANGE PRIVILEGE
          ------------------

      An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Heritage Mutual Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents as described in such fund's prospectus or (2) a telephone request for such exchange in accordance with the procedures set forth in the prospectus and below. Telephone or telegram requests for an exchange received by a fund before the close of regular trading on the Exchange will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the Exchange's next trading day.

      If you or your Financial Advisor (a financial advisor of the distributor, a participating dealer or participating bank) are unable to reach Heritage by telephone, an exchange can be effected by sending a telegram to Heritage. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

      Class A shares of Government purchased from February 1, 1992 through July 31, 1992, without payment of an initial sales charge may be exchanged into Class A shares of another Heritage Mutual Fund without payment of any sales charge. Class A shares of Government purchased after July 31, 1992 without an initial sales charge will be subject to a charge when exchanged into Class A shares of another Heritage Mutual Fund, unless those shares were acquired through an exchange of other shares that were subject to an initial sales charge.

      Each Heritage Mutual Fund reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, each Heritage Mutual Fund may terminate this exchange privilege upon 60 days' notice.

X.    TAXES
      -----

      GENERAL. Each fund is treated as a separate corporation for Federal tax purposes and intends to continue to qualify favorable tax treatment as a regulated investment company under the Code ("RIC"). To do so, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally consisting of net investment income and net short-term capital gain and, in the case of High Yield, net gains from certain foreign currency transactions and determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

      By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of Federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      DISPOSITION OF FUND SHARES; DISTRIBUTIONS. A redemption of fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis in the redeemed shares (which normally includes any sales charge paid on Class A shares). An exchange of shares of either fund for shares of another Heritage Mutual Fund generally will have similar tax consequences. However, special rules apply when a shareholder disposes of shares of a fund through a redemption or exchange within 90 days after purchase thereof and subsequently reacquires shares of that fund or another Heritage Mutual Fund (including the other fund) without paying a sales charge due to the 90-day reinstatement or exchange privileges. In these cases, any gain on the disposition of the original fund shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis of the shares subsequently acquired. In addition, if fund shares are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

      If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

      Dividends from a fund's investment company taxable income are taxable to its shareholders as ordinary income, to the extent of its earnings and profits, whether received in cash or in additional fund shares. Distributions of a fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, whether received in cash or in additional fund shares and regardless of the length of time the shares have been held. Shareholders receive Federal income tax information regarding dividends and other distributions after the end of each year.

      Dividends and other distributions declared by each fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by that fund and received by its shareholders on December 31 if they are paid by the fund during the following January.

      Each fund is required to withhold 30% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not provide that fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. The portion of the dividends paid to the Intermediate Government Fund attributable to the interest earned on its U.S. Government securities generally is not subject to state and local income taxes, although distributions by that fund to its shareholders of net realized gains on the disposition of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by that fund in your state and locality.


      As of September 30, 2003, Government decreased (debited) paid in capital $2,507,185 and undistributed net investment income $33,048 and increased (credited) accumulated net realized loss $2,540,233. The fund has net tax basis capital loss carryforwards of $4,666,833 which may be applied against any realized net taxable gains until their expiration dates of September 30, 2004 ($1,737,841), September 30, 2005 ($446,153), September 30, 2006 ($374,992),
September 30, 2007 ($1,413,752), September 30, 2008 ($441,619) and September 30,
2009 ($252,476). During the year, the fund utilized capital loss carryforwards of $1,764,761. In addition, capital loss carryforwards of $2,550,551 expired during the year.

      As of September 30, 2003, High Yield increased (credited) undistributed net investment income $152,560 and decreased (debited) accumulated net realized loss $152,560 in the current year. The Fund has net tax basis capital loss carryforwards of $11,456,553 which may be applied against any realized net taxable gains until their expiration dates of September 30, 2007 ($409,285), September 30, 2008 ($2,803,933), September 30, 2009 ($5,134,929), September 30,
2010  ($178,539) and September 30, 2011  ($2,929,867).  The fund did not utilize any net tax basis capital losses during the current year to offset any net realized gains from investment transactions. In addition, from November 1, 2002 to September 30, 2003, the fund incurred $842,610 of net realized capital losses (post October losses), which will be deferred and treated as arising on October 1, 2003 in accordance with regulations under the Internal Revenue Code.


      HEDGING STRATEGIES. The use of hedging strategies, such as purchasing and selling (writing) options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses each fund realizes in connection therewith. Gains realized by High Yield from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options and futures contracts a fund derives with respect to its business of investing in securities or, for High Yield, foreign currencies, will be treated as qualifying income under the Income Requirement.

      Some  futures  contracts  in which a fund may  invest  will be  subject to section 1256 of the Code ("Section 1256 Contracts"). Section 1256 Contracts a fund holds at the end of each taxable year, other than Section 1256 Contracts that are part of a "mixed straddle" with respect to which it has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.
Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.

      Code section 1092 (dealing with straddles) also may affect the taxation of certain Derivative Instruments in which a fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options and futures contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

      If a fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

      INCOME FROM FOREIGN SECURITIES. Dividends and interest received and gains realized by High Yield on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      Gains or losses (1) from the disposition of foreign currencies, (2) on the disposition of a foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, will increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

      ORIGINAL ISSUE DISCOUNT AND PAY-IN-KIND SECURITIES. High Yield may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, High Yield must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, High Yield must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because High Yield annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from High Yield's cash assets or from the proceeds of sales of portfolio securities, if necessary. High Yield may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

      High Yield may invest in debt securities that are purchased with "market discount," including Brady Bonds and other sovereign debt securities. For these purposes, market discount is the amount by which a security's purchase price is exceeded by its stated redemption price at maturity or, in the case of a security that was issued with OID, the sum of its issue price plus accrued OID, except that market discount less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the security is disregarded. Gain on the disposition of such a security purchased by High Yield (other than a security with a fixed maturity date within one year from its issuance), generally is treated as ordinary income, rather than capital gain, to the extent of the security's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, High Yield may elect to include all market discount (for the taxable year in which it makes the election and all subsequent taxable years) in its gross income currently, for each taxable year to which the discount is attributable.

      Investors are advised to consult their own tax advisers regarding the status of an investment in the funds under state and local tax laws.

XI.   SHAREHOLDER INFORMATION
      -----------------------

      Each share of a fund gives the shareholder one vote in matters submitted to shareholders for a vote. Class A shares, Class B shares and Class C shares of each fund have equal voting rights except that in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or a fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the other Trustees or shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.

XII.  TRUST INFORMATION
      -----------------

      A.  MANAGEMENT OF THE TRUST
          -----------------------

      BOARD OF TRUSTEES. The business affairs of each fund are managed by or under the direction of the Board. The Trustees are responsible for managing the funds' business affairs and for exercising all the funds' powers except those reserved to the shareholders. A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

      BACKGROUND OF THE TRUSTEES AND OFFICERS. The following is a list of the Trust's Trustees and officers with their addresses, principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), Raymond James and Associates, Inc. ("RJA") and the Manager, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust.


      Each Trustee serves as Trustee on the Boards of five investment companies in the Heritage Mutual Fund complex: Heritage Capital Appreciation Trust, Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Income Trust, and Heritage Series Trust, consisting of a total of twelve portfolios.




                                                                          Number of
                                                                        Portfolios in
                                                                          Heritage
                                                                        Mutual Fund
                           Position, Term                                Complex
                           of Office and        Principal Occupation     Overseen            Other
Name, Address and Age  Length of Time Served   During Past Five Years   by Trustee       Directorships
---------------------  ---------------------   ----------------------   -------------    -------------
AFFILIATED TRUSTEES:    TERM:  Lifetime
--------------------    of Trust until
                        removal,
                        resignation or
                        retirement**

Thomas A. James* (61)   Trustee since            Chairman of the            12              Outback
880 Carillon Parkway    1985                    Board since 1986;                         Steakhouse,
St. Petersburg, FL                               Chief Executive                              Inc.
33716                                         Officer of RJF since
                                                1969; Chairman of
                                                the Board of RJA
                                              since 1986; Chairman
                                                 of the Board of
                                                   Eagle Asset
                                                Management, Inc.
                                              ("Eagle") since 1984.

Richard K. Riess* (54)  President since            Executive Vice           12                N/A
880 Carillon Parkway    2000 and                    President and
St. Petersburg, FL      Trustee since             Managing Director
33716                   1985                    for Asset Management
                                                of RJF since 1998;
                                                  Chief Executive
                                                 Officer of Eagle
                                                 since 1996; Chief
                                               Executive Officer of
                                               Heritage since 2000;
                                                President of Eagle,
                                                   1995 to 2000.


                                       37


INDEPENDENT TRUSTEES:  TERM:  Lifetime
--------------------   of Trust until
                       removal,
                       resignation or
                       retirement**

C. Andrew Graham (63)  Trustee since             First Financial            12                N/A
880 Carillon Parkway   1985                      Advisors LLC &
St. Petersburg, FL                              Graham Financial
33716                                             Partners, LLC
                                              (financial planning,
                                                  insurance and
                                              investment services)
                                                   since 1999;
                                                Representative of
                                              NFP Securities, Inc.
                                                 (broker-dealer)
                                                   since 2002;
                                                Representative of
                                                 Multi-Financial
                                                Securities Corp.
                                                 (broker-dealer)
                                               1996 to 2001; Vice
                                                  President of
                                                Financial Designs
                                               Ltd. 1996 to 1999.

William J. Meurer (60) Trustee since            Private financial           12             Sykes
880 Carillon Parkway   2003                     consultant since                       Enterprises,
St. Petersburg, FL                               September 2000;                       Incorporated
33716                                          Board of Directors                        (inbound
                                                  of Tribridge                             call
                                                Consulting, Inc.                         systems)
                                              (business consulting
                                                 services) since
                                                  2000; Board of
                                                  Trustees, St.
                                                Joseph's-Baptist
                                                Health Care since
                                                 2000; Advisory
                                                   Board, Bisk
                                                Publishing, Inc.
                                               (distance learning
                                                 provider) since
                                                  2000; Managing
                                                Partner, Central
                                                Florida of Arthur
                                               Andersen LLP, 1987
                                                to 2000; Managing
                                                Partner, Florida
                                               Audit and Business
                                              Advisory Services of
                                                 Arthur Andersen,
                                                   1997 to 2000.

                                       38


James L. Pappas (60)   Trustee since           Lykes Professor of           12                N/A
880 Carillon Parkway   1989                   Banking and Finance
St. Petersburg, FL                               since 1986 at
33716                                         University of South
                                              Florida; President,
                                              Graduate School of
                                              Banking since 1995;
                                             Trustee and Chairman
                                              of the Board, Tampa
                                                Museum of Art.

David M. Phillips (64) Trustee since            Executive in                12                N/A
880 Carillon Parkway   1985                      Residence,
St. Petersburg, FL                           University of North
33716                                       Carolina-Wilmington;
                                            Chairman Emeritus of
                                               CCC Information
                                               Services, Inc.

Eric Stattin (70)      Trustee since         Private investor               12                N/A
880 Carillon Parkway   1987                     since 1988;
St. Petersburg, FL                              Litigation
33716                                       Consultant/ Expert
                                           Witness from 1988 to
                                                   2001.

Deborah L. Talbot (53) Trustee since         Consultant/Advisor;            12                N/A
880 Carillon Parkway   2002                  Member, Academy of
St. Petersburg, FL                          Senior Professionals,
33716                                       Eckerd College since
                                            1998; Member, Dean's
                                              Advisory Board of
                                             Fogelman School of
                                            Business, University
                                                 of Memphis,
                                             1999-2000; Advisory
                                            Board Member, Center
                                             for Global Studies,
                                             Pennsylvania State
                                            University, 1996-1999.


                                       39


OFFICERS:              TERM:  One year
---------              ----

K.C. Clark (44)        Executive Vice          Executive Vice                                   N/A
880 Carillon Parkway   President and         President and Chief
St. Petersburg, FL     Principal            Operating Officer of
33716                  Executive            Heritage since 2000;
                       Officer since       Senior Vice President -
                       2000                  Operations and
                                            Administration of
                                            Heritage, 1998 to
                                          2000; Vice President
                                            - Operations and
                                            Administration of
                                            Heritage, 1993 to
                                                  1998.

Andrea N. Mullins (36) Treasurer since     Treasurer and Vice                                 N/A
880 Carillon Parkway   2003                President - Finance
St. Petersburg, FL                          of Heritage since
33716                                     2003; Vice President
                                          - Fund Accounting of
                                            Heritage, 1996 to
                                                  2003.

Clifford J. Alexander  Secretary since      Partner, Kirkpatrick                              N/A
(60)                   1985                  & Lockhart LLP (law
1800 Massachusetts                                 firm).
Ave.
Washington, DC  20036

Robert J. Zutz (50)    Assistant            Partner, Kirkpatrick                              N/A
1800 Massachusetts     Secretary since       & Lockhart LLP (law
Ave.                   1989                        firm).
Washington, DC  20036


Deborah A. Malina (36) Assistant                 Compliance                                   N/A
880 Carillon Parkway   Secretary since        Administrator of
St. Petersburg, FL     2000                 Heritage since 2000;
33716                                       Assistant Supervisor
                                              of Operations of
                                              Heritage, 1997 to
                                                    2000.
-------------------------------


* Messrs. James and Riess are "interested" persons of the Trust as that term is defined by the 1940 Act. Mr. James is affiliated with RJA and RJF. Mr. Riess is affiliated with Heritage and RJF.

** The Board has adopted a retirement policy that requires Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age 70 for those Trustees who are elected to office after August 2000.


        The Trust has an Audit Committee, consisting of Messrs. Meurer, Pappas and Stattin and Ms. Talbot. The members of the Audit Committee are not "interested" persons of the Trust ("Independent Trustees") (as defined in the 1940 Act). The primary responsibilities of the Trust's Audit Committee are, as set forth in its charter, to oversee and monitor: the accounting and financial reporting and practices of each Trust; internal audit controls and procedures;

the Trust's independent auditors including their qualifications, independence and performance (including the fees charged by auditors); the integrity, quality and objectivity of the financial statements of each Trust; and the process for reviewing the integrity and soundness of each Trust's internal controls relating to financial reporting. The Audit Committee met three times during the last fiscal year.

        The Trust also has a Nominating Committee, consisting of Messrs. Meurer, Graham, Pappas, Phillips and Stattin, and Ms. Talbot, each of whom is an Independent Trustee. The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee met once during the last fiscal year. The Nominating Committee does not have a policy regarding the consideration of nominees recommended by shareholders.

      The following table shows the amount of equity securities in the funds and in the other Heritage Mutual Funds owned by the Trustees as of the calendar year ended December 31, 2003:



-----------------------------------------------------------------------------------------
DOLLAR          AFFILIATED          INDEPENDENT
RANGE OF        TRUSTEES:           TRUSTEES:
EQUITY          ----------          -----------
SECURITIES
OWNED:
------
-----------------------------------------------------------------------------------------
                Thomas    Richard   C. Andrew  William  David M.  James    Deborah  Eric
                A. James  K. Riess  Graham     J.       Phillips  L.       L.       Stattin
                                               Meurer             Pappas   Talbot
-----------------------------------------------------------------------------------------
High Yield      $0        $0        $0         $0       $0        $0       $0       $0
Bond Fund
-----------------------------------------------------------------------------------------
Intermediate    Over      $0        $0         $0       $0        $0       $0       $0
Government      $100,000
Fund
-----------------------------------------------------------------------------------------
Aggregate       Over      $1-      $10,001-    $10,001- $Over     Over     $10,001- $50,001-
Dollar          $100,000  $10,000  $50,000     $50,000  $100,000  $100,000 $50,000  $100,000
Range of
Equity
Securities in
Heritage
Mutual
Funds
-----------------------------------------------------------------------------------------




      The Trustees and officers of the Trust as a group, own less than 1% of each class of each fund's shares outstanding. The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

      The Trust currently pays Trustees who are not employees of the Manager or its affiliates $2,769 annually and $462 per meeting of the Board. Trustees also are reimbursed for any expenses incurred in attending meetings. No officer, director or employee of the Manager receives any compensation from either fund for acting as a director or officer. The following table shows the compensation earned by each Trustee for the calendar year ended December 31, 2003.



                               COMPENSATION TABLE


                                             Pension or Retirement        Estimated         Total Compensation
                               Aggregate       Benefits Accrued        Annual Benefits     From the Trust and the
                             Compensation       as Part of the               Upon            Heritage Family of
Name of Person, Position    From the Trust     Trust's Expenses           Retirement       Funds* Paid to Trustees
------------------------    --------------     ----------------           ----------       ------------------------
AFFILIATED TRUSTEES:
-------------------

Thomas A. James                    $0                 $0                      $0                   $0

Richard K. Riess                   $0                 $0                      $0                   $0

INDEPENDENT TRUSTEES:

C. Andrew Graham                 $4,615               $0                      $0                $30,000

William J. Meurer **             $3,462               $0                      $0                $22,500

James L. Pappas                  $4,615               $0                      $0                $30,000

David M. Phillips                $4,615               $0                      $0                $30,000

Deborah L. Talbot                $4,615               $0                      $0                $30,000

Eric Stattin                     $4,615               $0                      $0                $30,000
--------------------
* The  Heritage  Mutual Funds  consist of five  separate  registered  investment companies,  including the Trust,  and 12 portfolios of those  companies.

** Mr. Meurer was appointed to the Board on February 28, 2003.


      B.  FIVE PERCENT SHAREHOLDERS
          -------------------------


      As of December 31, 2003, the following shareholders owned of record or were known by the funds to own beneficially five percent or more of the outstanding class of shares of the following funds:

Intermediate Government Fund - Class B
Themistocles Kalimnios - 6.83%
  and Rosalie Kalimnios JT/WROS
P.O. Box 1611 Montauk, NY 11954



      C.  INVESTMENT ADVISER AND ADMINISTRATOR; SUBADVISER
          ------------------------------------------------

      The Trust's investment adviser and administrator, Heritage Asset Management, Inc., was organized as a Florida corporation in 1985. All the capital stock of the Manager is owned by Raymond James Financial. RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

      Under an Investment Advisory and Administration Agreement ("Advisory Agreement") dated January 19, 1990, between the Trust, on behalf of the funds, and the Manager, and subject to the control and direction of the Board, the Manager is responsible for reviewing and establishing investment policies for the Trust as well as administering the Trust's noninvestment affairs. Under a Subadvisory Agreement, dated February 1, 1996, the Subadviser, subject to direction by the Manager and the Board, will provide investment advice and portfolio management services to High Yield for a fee payable by the Manager.

      The Manager also is obligated to furnish the Trust with office space, administrative, and certain other services as well as executive and other personnel necessary for the operation of the Trust. The Manager and its affiliates also pay all the compensation of Trustees of the Trust who are employees of the Manager and its affiliates. Each fund pays all its other expenses that are not assumed by the Manager. Each fund also is liable for such nonrecurring expenses as may arise, including litigation to which the Trust may be a party. Each fund also may have an obligation to indemnify Trustees and officers of the Trust with respect to any such litigation.

      The Advisory Agreement and the Subadvisory Agreement each were approved by the Board of the Trust (including all of the Trustees who are not "interested persons" of the Manager or Subadviser, as defined under the 1940 Act) and the shareholders of the applicable fund, in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager, Subadviser or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of each applicable fund.


      The Board last considered the renewal of the Advisory and Subadvisory Agreements at a meeting held on August 30, 2003. In renewing these Agreements, the Trustees considered, among other matters: (1) the investment performance of Heritage and the Subadviser and the relative performance of each fund compared to its peers; (2) the actual expenses of each fund and a comparison of the expenses of its peers; (3) the continuation of the expense cap arrangements proposed by Heritage; (4) whether Heritage or the Subadviser had realized any economies of scale; (5) the profitability of Heritage and the Subadviser in providing their services to the funds; (6) the impact of the Subadviser and its performance on the sales and redemptions of fund shares; and (7) the period of time that the Subadvisers has served in its current capacity.


      The Advisory and Subadvisory Agreements each automatically terminates on assignment, and each is terminable on not more than 60 days' written notice by the Trust to either party. In addition, the Advisory Agreement may be terminated on not less than 60 days' written notice by the Manager to the Trust and the Subadvisory Agreement may be terminated on not less than 60 days' written notice by the Manager or 90 days' written notice by the Subadviser. Under the terms of the Advisory Agreement, the Manager automatically becomes responsible for the obligations of the Subadviser upon termination of the Subadvisory Agreement. In the event the Manager ceases to be the manager of the Trust or the Distributor ceases to be principal distributor of each fund's shares, the right of the Trust to use the identifying name of "Heritage" may be withdrawn.

      The Manager and Subadviser shall not be liable to the Trust or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

      All of the officers of the Trust except for Messrs. Alexander and Zutz are officers or directors of the Manager or its affiliates. These relationships are described under "Management of the Trust."

      ADVISORY AND ADMINISTRATION FEE. The annual investment advisory fee paid monthly by each fund to the Manager is based on the applicable fund's average daily net assets as listed in the prospectus. The Manager's fee for the High Yield is 0.60% on the first $100 million of its average daily net assets and 0.50% on the average daily net assets of over $100 million. The Manager's fee for Government is 0.50% of its average daily net assets. The Manager has entered into an agreement with the Subadviser wherein the Subadviser will provide investment advice and portfolio management services to High Yield for an annual fee paid by the Manager equal to 50% of the annual investment advisory fee paid to the Manager, without regard to any reduction in fees actually paid to the Manager as a result of voluntary fee waivers by the Manager. The Manager also may recover advisory fees waived in the two previous years.


      For High Yield, the Manager contractually had agreed to waive management fees for the fiscal year ended September 30, 2003, to the extent that total annual operating expenses attributable to Class A shares exceed 1.10% of the average daily net assets or to the extent that total annual operating expenses attributable to Class B shares and Class C shares each exceed 1.65% of average daily net assets attributable to that class for this fiscal year. For the three fiscal years ended September 30, 2003, management fees amounted to $200,324, $210,275 and $412,265, respectively. For the same periods, the Manager waived its fees in the amounts of $151,212, $164,210 and $148,482, respectively. For the three fiscal years ended September 30, 2003, subadvisory fees paid to the Subadviser amounted to $100,162, $105,138 and $206,133, respectively.

      For Government, the Manager contractually has agreed to waive its fees for the fiscal year ended September 30, 2003, to the extent that fund expenses attributable to Class A shares exceed .85% of the average daily net assets or to the extent that fund expenses attributable to Class B shares and Class C shares each exceed 1.20% of average daily net assets attributable to that class for this fiscal year. For the three fiscal years ended September 30, 2003, management fees amounted to $130,754, $172,364 and $300,732, respectively. For the same periods, the Manager waived its fees in the amounts of $130,754, $172,364 and $216,708, respectively. For the three fiscal years ended September 30, 2003, the Manager reimbursed Government for expenses totaling $50,129, $22,092 and $0, respectively.


      CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of the fund's shares to which those expenses are attributable.

      D.  BROKERAGE PRACTICES
          -------------------


      Each fund's portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. A 100% turnover rate would occur if all the securities in a fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. The annualized portfolio turnover for the two fiscal years ended September 30, 2002 and 2003 was 61% and 31%, respectively, for High Yield, and 106% and 202%, respectively, for Government.


      The Manager is responsible for the execution of each fund's investment portfolio transaction but has delegated that responsibility to the Subadviser for the High Yield's portfolio transactions. In executing portfolio transactions, both the Manager and the Subadviser generally must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that the fund necessarily will be paying the lowest commission or spread available. Rather, each fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker-dealer's facilities, and any risk assumed by the executing broker-dealer.

      It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, both the Manager and the Subadviser may give consideration to research, statistical and other services furnished by broker-dealers, and to potential access to initial public offerings ("IPOs") that may be made available by such broker-dealers. In addition, they may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis and may pay to these broker-dealers a higher brokerage commission than may be charged by other broker-dealers, provided that the Manager or Subadviser, as applicable, determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to the Manager and the Subadviser in connection with services to clients other than a fund.

      The Trustees may direct the Manager or the Subadviser to allocate a certain amount of commission business from certain funds to certain broker-dealers as consideration for the annual provision of certain data provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationships among the funds, the Manager and the Subadviser).

      Each fund may use the Distributor as broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to the Distributor will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

      The Manager and Subadviser also may select other brokers to execute portfolio transactions. In the OTC market, each fund generally deals with primary market-makers unless a more favorable execution can otherwise be obtained.

      Each fund effects most purchases and sales of its portfolio investments with bond dealers acting as principal. Generally, bonds are traded on the OTC market on a "net" basis without a stated commission through dealers acting for their own account and not as brokers. Thus, the funds do not expect to pay significant brokerage commissions. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. The spread includes the dealer's normal profit.

      The funds may not buy securities from, or sell securities to, the Distributor as principal. However, the Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the each fund may purchase securities that are offered in underwritings in which the Distributor is a participant. The Board will consider the possibilities of seeking to recapture for the benefit of each fund expenses of certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including the Distributor, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the National Association of Securities Dealers, Inc. and other self-regulatory organizations.

      Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each fund expressly consented to the Distributor executing transactions on an exchange on the Trust's behalf.

      Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Manager, the Subadviser, the Trust and the Distributor have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the funds to invest in securities that may be owned by the fund, subject to certain restrictions.

      E.  DISTRIBUTION OF SHARES
          ----------------------

      DISTRIBUTION. Raymond James & Associates, Inc., P.O. Box 33022, St. Petersburg, Florida, 33733, serves as distributor of the funds' shares. Subject to regulatory approvals, the funds' Board has approved a proposed distribution agreement with Heritage Fund Distributors LLC. In the event such approvals are obtained, references to the Distributor in this SAI will be deemed to be references to Heritage Fund Distributors LLC.

      Shares of each fund are offered continuously through the Distributor, which is the funds principal underwriter, and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales charge remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the 1933 Act. The Distributor and Financial Advisors with whom the Distributor has entered into dealer agreements offer shares of each fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and servicing payments to participating dealers in connection with the sale of fund shares.

      DISTRIBUTION AGREEMENT. Each fund has adopted a Distribution Agreement to which the Distributor bears the cost of making information about the Trust available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees to dealers for providing personal services to Class A, Class B and Class C shareholders and for maintaining shareholder accounts. Each fund pays the cost of registering and qualifying their shares under state and federal securities laws and pays its proportionate share for typesetting of the prospectus and printing and distributing prospectuses to existing shareholders.

      The Distribution Agreement may be terminated at any time on 60 days' written notice without payment of any penalty by either party. The Trust may effect such termination by vote of a majority of the outstanding voting securities of the Trust or by vote of a majority of the Independent Trustees. For so long as a Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

      RULE 12B-1 DISTRIBUTION PLAN. Each fund has adopted a Distribution Plan under Rule 12b-1 for each class of shares (each a "Plan" and collectively the "Plans"). These Plans permit each fund to pay the Distributor the monthly distribution and service fee out of the fund's net assets to finance activity that is intended to result in the sale and retention of Class A shares, Class B shares and Class C shares. The funds use all Class A and Class C 12b-1 fees to pay the Distributor. The Distributor, on Class C shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.

      As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A shareholder accounts, each fund currently may pay the Distributor distribution and service fees of up to 0.25% of such fund's average daily net assets attributable to Class A shares of that fund. This fee is computed daily and paid monthly.

      As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B shares and Class C shares and in connection with personal services rendered to Class B and Class C shareholders and the maintenance of Class B and Class C shareholder accounts, High Yield pays the Distributor a fee of 0.80% and Government pays the Distributor a fee of 0.60% of the applicable fund's average daily net assets attributable to Class B shares and Class C shares. This fee is computed daily and paid monthly.


      For the fiscal year ended September 30, 2003, the Distributor received 12b-1 fees in the amount of $96,569 and $90,120 for Class A shares of High Yield and Government, respectively. For the fiscal year ended September 30, 2003, the Distributor received 12b-1 fees in the amount of $67,105 and $32,508 for Class B shares of High Yield and Government, respectively. For the fiscal year ended September 30, 2003, the Distributor received 12b-1 fees in the amount of $173,562 and $112,082 for Class C shares of High Yield and Government, respectively.


      In reporting amounts expended under the Plans to the Board, the Distributor will allocate expenses attributable to the sale of Class A shares, Class B shares and Class C shares to the applicable class based on the ratio of sales of shares of that class to the sales of all the classes of shares of the applicable fund. The fees paid by one class of shares will not be used to subsidize the sale of any other class of shares.

      Each Plan was approved by the Board, including a majority of the Trustees who are not interested persons of a fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement. In approving such Plans, the Board determined that there is a reasonable likelihood that each fund and its shareholders will benefit from each Plan.

      Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a fund. The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board, including a majority of the Independent Trustees cast in person at a meeting called for such purpose. Any change in a Plan that would materially increase the distribution cost to a class requires shareholder approval of that class.


      The Distribution Agreement and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

      For the three fiscal years ended September 30, 2003, the Distributor received as compensation for the sale of High Yield Class A shares $43,505, $70,983 and $179,674, respectively, of which it retained $6,678, $11,027 and $28,879, respectively. For the same periods, the Distributor received as compensation for the sale of Government Class A shares $3,889, $24,611 and $46,665, respectively, of which it retained $3,889, $3,854 and $8,022, respectively. For the three fiscal years ended September 30, 2003, the Distributor received $26,095, $29,596 and $30,866, respectively, of which it retained the entire amounts for the sale of High Yield Class B shares. For the same periods, the Distributor received $2,344, $14,045 and $31,094, of which it retained the entire amounts for the sale of Government Class B shares. For the three fiscal years ended September 30, 2003, the Distributor received $197, $3,792 and $4,724, respectively, of which it retained [the entire amounts] for the sale of High Yield Class C shares. For the same three fiscal years, the Distributor received $222, $4,359 and $7,377, respectively, of which it retained the entire amounts for the sale of Government Class C shares.

            Heritage has entered into agreements with the Distributor and other broker-dealers to provide certain services on behalf of the funds. Such services include, but are not limited to, account opening, record retention, processing cash receipts from and disbursements to shareholders and preparing account statements. As compensation, Heritage pays from its own resources, a service fee of up to 0.25% of average daily net assets of each fund to the Distributor and other broker-dealers.


      F.  ADMINISTRATION OF THE TRUST
          ---------------------------

      ADMINISTRATIVE, FUND ACCOUNTING AND TRANSFER AGENT SERVICES. The Manager, subject to the control of the Board, will manage, supervise and conduct the administrative and business affairs of the Trust and of each fund; furnish office space and equipment; oversee the activities of the Subadviser and Custodian; and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. The Manager also will provide certain shareholder servicing activities for customers of the Trust.

      The Manager also is the fund accountant and transfer and dividend disbursing agent for the Trust. The Trust pays the Manager the Manager's cost plus ten percent for its services as fund accountant and transfer and dividend disbursing agent.


      For the three fiscal years ended September 30, 2003, the Manager earned approximately $53,573, $49,688 and $50,271, respectively, from Government for its services as fund accountant. For the same periods, the Manager earned $62,349, $60,885 and $61,654, respectively, from High Yield for its services as fund accountant.


      CUSTODIAN. State Street Bank and Trust Company, P.O. Box 1912, Boston, Massachusetts 02105, serves as custodian of the Trust's assets. The Custodian provides portfolio accounting and certain other services.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Trust.


      INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.  PricewaterhouseCoopers LLP, 101
E. Kennedy Boulevard, Suite 1500, Tampa, Florida 33602, are the independent certified public accountants for the Trust. The Financial Statements and Financial Highlights of the funds for the fiscal year ended September 30, 2003 that appear in this SAI have been audited by PricewaterhouseCoopers LLP, and are included herein in reliance upon the report of said firm of accountants, which is given upon their authority as experts in accounting and auditing.

      G.  PROXY VOTING POLICIES
          ---------------------

      The funds' Board has delegated to each subadviser the responsibility to vote proxies related to the securities held in the funds' portfolios. Under this authority, each subadviser is required by the Board to vote proxies related to portfolio securities in accordance with the funds' Proxy Voting Guidelines ("Proxy Voting Policy"). The Board has delegated to Heritage the responsibility for managing and overseeing each subadviser with respect to its proxy voting duties.

      Heritage is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, and overseeing the proxy voting process. Each subadviser may engage independent third-party vendors as voting delegate to review, monitor and/or vote proxies.

     In the event that a subadviser believes that it is in the best interests of a fund to vote a proxy in a manner inconsistent with the Proxy Voting Policy, a subadviser will notify Heritage. Heritage will review information submitted by the subadviser to determine that there is no material conflict of interest with respect to the voting of the proxy in that manner.

      Beginning in September 2004, information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling Heritage and by accessing the SEC's website.

      H.  POTENTIAL LIABILITY
          -------------------


      Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument the Trust or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                    APPENDIX
                            COMMERCIAL PAPER RATINGS

The rating services' descriptions of commercial paper ratings in which the fund may invest are:

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER DEBT RATINGS

PRIME-L. Issuers (or supporting institutions) rated PRIME-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS
---------------------------------------------------------

A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess extremely strong characteristics are denoted with a plus sign (+) designation.

A-2.   Capacity  for  timely   payment  of  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

CORPORATE DEBT RATINGS

The rating services' descriptions of corporate debt ratings in which the fund may invest are:

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE DEBT RATINGS
---------------------------------------------------------------------

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS
-------------------------------------------------------

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, C - Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.


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B - Debt rated "B" has a greater  vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C - The rating "C" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating "CI" is reserved for income bonds on which no interest is being paid.

D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.




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